ABSOLUTE OPPORTUNITIES FUND (the “Fund”)

Supplement dated February 13, 2013 to the Prospectus dated August 1, 2012 as supplemented January 11, 2013

The sub-section entitled “Subadvisers” in the section entitled “Management” on page 11 of the Prospectus is hereby deleted in its entirety and replaced with the following:

Subadvisers. Green Eagle Capital, LLC; Kingstown Capital Management, LP; Pine Cobble Capital, LLC and Sabal Capital Management, LLC are the Subadvisers to the Fund.

The sub-section entitled “The Adviser and Subadvisers” in the section entitled “Management” on page 25 of the Prospectus is hereby deleted in its entirety and replaced with the following:

The Adviser and Subadvisers

The Fund's Adviser is Absolute Investment Advisers LLC, 18 Shipyard Drive, Suite 3C, Hingham, MA 02043. Absolute is a registered investment adviser and provides investment advisory services to the Fund. As of March 31, 2012, Absolute had $4.4 billion of assets under management.

Absolute receives an advisory fee at an annual rate equal to 2.75% of the Fund's average annual daily net assets and pays any sub-advisory fees out of the fees it receives pursuant to the Investment Advisory Agreement.

A discussion summarizing the basis on which the Board approved the Fund Investment Management Agreement with Absolute and the Fund Sub-Advisory Agreements between Absolute and the Subadvisers is available in the Fund's annual report for the period ended March 31, 2012.

Subject to the general oversight of the Board, Absolute is directly responsible for making the investment decisions for the Fund. Absolute delegates the day-to-day management of the Fund to a combination of the following Subadvisers, Absolute retains overall supervisory responsibility of the general management and investment of the Fund's assets.

Subadviser	Investment Strategy
Green Eagle Capital LLC 250 East Illinois Road, Suite 200 Lake Forest, IL 60045	Short-Biased Long/Short Credit
Kingstown Capital Management, LP 1270 Broadway, Suite 1009 New York, NY 10001	Concentrated Special Situations
Pine Cobble Capital, LLC 60 William Street, Suite 140 Wellesley, MA 02481	Long/Short Equity and Credit
Sabal Capital Management, LLC 1990 N. California Blvd., 8th Floor Walnut Creek, CA 94596	Long/Short Equity and Special Situations

Green Eagle Capital LLC was founded in 2004 and provides investment advisory services for other pooled investment vehicles.

Kingstown Capital Management, LP was founded in 2006 and provides investment advisory services for other pooled investment vehicles.

Pine Cobble Capital, LLC was founded in 2007 and provides investment advisory services for other pooled investment vehicles.

Sabal Capital Management, LLC was founded in 2010 and provides investment advisory services for other pooled investment vehicles.

Pursuant to an exemptive order from the U.S. Securities and Exchange Commission (the "SEC"), Absolute, subject to Board approval, is permitted to enter into a new or modified subadvisory agreements with existing or new Subadvisers for the Fund without approval of Fund shareholders ("Exemptive Relief"). Pursuant to the Exemptive Relief, the Fund is required to notify shareholders of the retention of a new Subadviser within 90 days of the hiring of the new Subadviser. In the future, Absolute may propose to appoint or replace one or more Subadvisers subject to Board approval and applicable shareholder notice requirements.

For more information, please contact a Fund customer service representative toll free at (888) 99-ABSOLUTE or (888) 992-2765.

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PLEASE RETAIN FOR FUTURE REFERENCE.

ABSOLUTE OPPORTUNITIES FUND (the “Fund”)

Supplement dated February 13, 2013 to the Statement of Additional Information (“SAI”) dated August 1, 2012

The definition of “Subadviser” on page 1 of the SAI in the section entitled "Key Defined Terms" is hereby deleted in its entirety and replaced with the following:

"Subadviser" means each of Green Eagle Capital, LLC; Kingstown Capital Management, LP; Pine Cobble Capital, LLC and Sabal Capital Management, LLC, the Fund's subadvisers.

The tables in the sub-section entitled “Ownership of the Adviser and Subadvisers” in the section entitled “F. Investment Adviser” on page 30 of the SAI are hereby deleted in their entirety and replaced with the following:

Adviser	Controlling Persons/Entities
Absolute Investment Advisers LLC	None

Subadvisers	Controlling Persons/Entities
Green Eagle Capital LLC	Glenn T. Migliozzi and Daniel A. Sperazza
Kingstown Capital Management, LP	Michael A. Blitzer and Guy S. Shanon
Pine Cobble Capital, LLC	Robert A. Nicholson and Zev D. Nijensohn
Sabal Capital Management, LLC	William F. Charters

For more information, please contact a Fund customer service representative toll free at (888) 99-ABSOLUTE or (888) 992-2765.

* * *

PLEASE RETAIN FOR FUTURE REFERENCE.